SUPPLEMENT DATED DECEMBER 13, 2000
                                       TO
                         PROSPECTUS DATED AUGUST 1, 2000

THE SUB-SECTION OF THE FUND'S PROSPECTUS DESCRIBING "CLASS A SHARES", ON PAGE __ OF THE PROSPECTUS AND APPEARING UNDER THE HEADING, "HOW TO BUY AND SELL SHARES", IS AMENDED AS FOLLOWS:

CLASS A SHARES.
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

                      SALES CHARGE AS A %     SALES CHARGE AS A %
AMOUNT INVESTED        OF OFFERING PRICE     OF NET AMOUNT INVESTED    DEALER REALLOWANCE
---------------
      Under $ 25,000          5.75%                   6.10%                    5.00%
   25,000 to  49,999          5.25%                   5.54%                    4.50%
   50,000 to  99,999          4.75%                   4.99%                    4.00%
  100,000 to 249,999          3.75%                   3.83%                    3.00%
  250,000 to 499,999          2.50%                   2.56%                    2.00%
  500,000 to 999,999          2.00%                   2.04%                    1.60%
1,000,000 and above           1.00%                   1.02%                    0.75%

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

Capital Research Brokerage Services, LLC, 107 South Fair Oaks Drive, Suite 315, Pasadena, CA 91105 ("CRBS"), the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CRBS to sell shares of the Funds. The dealer's concession may be changed from time to time. CRBS may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

ALL OTHER SECTIONS OF THE PROSPECTUS NOT AMENDED BY THIS SUPPLEMENT REMAINS IN FULL FORCE AND EFFECT.